UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – October 31, 2014 (October 31, 2014)

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

 Item 2.02 Results of Operations and Financial Condition.
On October 31, 2014, Cooper-Standard Holdings Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the third quarter ended September 30, 2014. The press release is attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2014, the Board of Directors of Cooper-Standard Holdings Inc. (the “Company”) (NYSE: CPS) (the “Company”) elected Glenn August to the Board of Directors of the Company, effective October 31, 2014. Mr. August replaces director Jeffrey Kirt, who resigned from the Board of Directors effective October 30, 2014. Mr. August will stand for reelection by the Company's shareholders at the Company's Annual Meeting contemplated to be held in May 2015, which is when Mr. Kirt's term was to have ended.

The Board of Directors has affirmatively determined that Mr. August qualifies as an independent director under rules of New York Stock Exchange. Mr. August has been appointed to the Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Mr. August and any person pursuant to which Mr. August was selected as a director, and there are no actual or proposed transactions between Mr. August or any of his related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K (17 CFR 229.404(a)) in connection with his appointment as a director of the Company.

As of October 31, 2014, Mr. August is entitled to receive compensation and participate in the plans of the Company applicable to all of the Company's non-executive directors, as more particularly described in the Company's proxy statement filed April 8, 2014, under the sub-heading “Director Compensation”. There is no other material Company plan, contract or arrangement in which Mr. August will participate in connection with his appointment.

Item 7.01    Regulation FD Disclosure.
On October 31, 2014, the Company made available the presentation slides attached hereto as Exhibit 99.1 in the teleconference to discuss its third quarter 2014 results. Exhibit 99.2 is incorporated by reference herein.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

          99.1                Press release dated October 31, 2014.

 99.2            Presentation slides from the teleconference to discuss its third quarter 2014 results held on October 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Cooper-Standard Holdings Inc.

/s/ Aleksandra A. Miziolek
Name:	Aleksandra A. Miziolek
Title:	Senior Vice President, General Counsel and Secretary
Date: October 31, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press release dated October 31, 2014.

 99.2     Presentation slides from the teleconference to discuss its third quarter 2014 results held on October 31, 2014.